Exhibit 99.1

FOR IMMEDIATE RELEASE

X-energy and Ares Acquisition Corporation Announce Strategic Update to Business Combination Terms to Reinforce Long-Term Value Creation Opportunity and Alignment with Shareholders

Updated Terms Establish More Attractive Investment Entry Point for Shareholders

Companies Reaffirm Commitment to Complete Transaction

X-energy Completes Key Milestones for Advanced Nuclear Reactor and Provides Updates to Project Cost Estimates

ROCKVILLE, Maryland. and NEW YORK – June 12, 2023 – X-Energy Reactor Company, LLC (“X-energy” or the “Company”), a leading developer of advanced small modular nuclear reactors and fuel technology for clean energy generation, and Ares Acquisition Corporation (NYSE: AAC) (“AAC”), a publicly-traded special purpose acquisition company, announced today a strategic update to their previously announced business combination agreement that revises the valuation of the transaction. Under the amended terms, X-energy’s pre-money equity value has been revised to $1.8 billion from approximately $2.1 billion. By establishing a more attractive entry point for investors, X-energy and AAC believe the revised valuation reinforces the long-term value creation opportunity for, and the companies’ alignment with, shareholders.

X-energy also announced the completion of key engineering and design milestones as its Xe-100 advanced small modular nuclear reactor (“SMR”) has progressed from basic design to the Final Design Readiness Review phase. Reaching this phase demonstrates the substantial progress the Company has made to develop and eventually deploy an innovative advanced nuclear facility through the U.S. Department of Energy’s (“DOE”) Advanced Reactor Demonstration Program (“ARDP”) to provide clean, safe, zero-carbon energy for a broad range of uses and applications that meet customers’ unique needs.

X-energy has invested significant engineering hours in developing its technology, including approximately 800,000 hours in its Xe-100 design, 250,000 hours in its TRISO-X nuclear fuel design, and 117,000 hours in pre-application engagements, reviews, and interactions with the U.S. Nuclear Regulatory Commission (“NRC”) in preparation for the submission of the ARDP project Construction Permit application to the NRC. As a result, key Xe-100 subsystems are now significantly more defined and developed, and X-energy’s manufacturing, construction, and supply chain partners are deeply integrated with the Company to provide input on detailed design, constructability, and associated costs.

The Company completed its most recent review of design processes and related costs on March 31, 2023. As a result, X-energy updated its cost estimates to complete the full ARDP scope to a total of between $4.75 and $5.75 billion. This scope includes the design and licensing of the Xe-100 standard plant, the design, licensing, and construction of the TRISO-X commercial fuel fabrication facility, and the construction of a four-unit Xe-100 facility at the Dow Inc. (“Dow”) UCC Seadrift Operations site (the “Seadrift site”) in Texas. Approximately 15% to 17.5% of the total ARDP project costs are assumed to be paid by X-energy. The Company’s updated program cost estimate reflects, among other factors, inflationary pressures for construction materials, higher-than-expected labor costs, increasing interest rates, supply chain constraints for equipment, and maturation in the design of the Xe-100, as well as a shift in program scope from an electric-generation-only plant to a combined steam and power project at the Seadrift site that results in an extension of some program elements to 2030.

This range of estimated costs does not account for any site-specific cost adjustments related to the Seadrift site, which was announced as the location of the Xe-100 facility after this estimate was prepared, or Dow’s engagement in the ARDP project, which in large part began after this estimate was prepared. Dow and X-energy believe that both of those factors could ultimately lead to a reduction in costs and intend to work collaboratively to reduce costs where possible.

“Together with our customers and partners, we are steadfast in our commitment to deliver and scale our technology at costs competitive to more conventional or carbon-intensive energy production methods,” said J. Clay Sell, Chief Executive Officer of X-energy. “Meeting critical engineering and design milestones has given us detailed insight into the impact of external market conditions on our cost profile. We believe our revised valuation provides a compelling opportunity for investors seeking to build long-term value around providing clean, safe, zero-carbon energy to a wide range of customers and applications. We are confident that our progress in developing the advanced nuclear supply chain will put X-energy in a strong position to build capacity and scale for future projects.”

“We reaffirm our support of this business combination and our conviction that X-energy is poised to be a differentiated leader in the global clean energy market,” said David Kaplan, Co-Chairman and Chief Executive Officer of AAC and Co-Founder, Director and Partner of Ares Management Corporation. “Following the recent work of our teams, we believe this amended business combination agreement appropriately recalibrates the valuation and reflects our alignment with our shareholders and the opportunity to create attractive, long-term value. With X-energy’s proprietary technology and competitive advantages in combination with its strategic relationships with Dow and OPG, we believe X-energy is well-positioned to meet the rapidly growing global demand for reliable, affordable energy.”

Transaction Details

In December 2022, X-energy entered into a definitive business combination agreement with AAC. Upon the closing of the transaction, which is expected to be completed in summer 2023, the combined company will be named X-Energy, Inc. and its common equity securities and warrants are expected to be listed on the New York Stock Exchange.

Completion of the transaction is subject to approval by AAC’s shareholders, the Registration Statement (as defined below) being declared effective by the Securities and Exchange Commission (the “SEC”), and other customary closing conditions.

As previously announced, existing X-energy equity holders will roll 100% of their equity interests into the combined company. Institutional and strategic investors have invested or committed up to $148 million in financing, which combined with approximately $485 million of cash held in AAC’s trust account as of March 31, 2023, assuming no redemptions by AAC shareholders, will result in $515 million of cash to the combined company balance sheet, after fees. Immediately following the consummation of the transaction and assuming none of AAC’s existing shareholders exercise their redemption rights, X-energy’s existing equity holders are expected to hold approximately 72% of the issued and outstanding shares of common stock of the combined company.

About X-Energy Reactor Company, LLC

X-Energy Reactor Company, LLC, is a leading developer of advanced small modular nuclear reactors and fuel technology for clean energy generation that is redefining the nuclear energy industry through its development of safer and more efficient reactors and proprietary fuel to deliver reliable, zero-carbon and affordable energy to people around the world. X-energy’s simplified, modular, and intrinsically safe SMR design expands applications and markets for deployment of nuclear technology and drives enhanced safety, lower cost and faster construction timelines when compared with conventional nuclear. For more information, visit X-energy.com or connect with us on Twitter or LinkedIn.

About Ares Acquisition Corporation

AAC is a special purpose acquisition company (SPAC) affiliated with Ares Management Corporation, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. AAC is seeking to pursue an initial business combination target in any industry or sector in North America, Europe or Asia. For more information about AAC, please visit www.aresacquisitioncorporation.com.

Additional Information and Where to Find It

In connection with the business combination (the “Business Combination”) with X-energy, AAC filed a registration statement on Form S-4 on January 25, 2023, as amended by Amendment No. 1 thereto, filed on March 24, 2023 (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement/prospectus to be distributed to holders of AAC’s ordinary shares in connection with AAC’s solicitation of proxies for the vote by AAC’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of securities to be issued to X-energy equity holders in connection with the Business Combination. After the Registration Statement has been declared effective, AAC will mail a copy of the definitive proxy statement/prospectus, when available, to its shareholders. The Registration Statement includes information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of proxies to AAC’s shareholders in connection with the Business Combination. AAC will also file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF AAC AND X-ENERGY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by AAC through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by AAC may be obtained free of charge from AAC’s website at www.aresacquisitioncorporation.com or by written request to AAC at Ares Acquisition Corporation, 245 Park Avenue, 44th Floor, New York, NY 10167.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the markets in which X-energy operates, expectations with regards to X-energy’s partnership with Dow and X-energy’s projected future results. X-energy’s actual results may differ from its expectations, estimates and projections (which, in part, are based on certain assumptions) and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Although these forward-looking statements are based on assumptions that X-energy and AAC believe are reasonable, these assumptions may be incorrect. These forward-looking statements also involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted in connection with any proposed business combination; (2) the inability to complete any proposed business combination or related transactions; (3) the inability to raise sufficient capital to fund our business plan, including limitations on the amount of capital raised in any proposed business combination as a result of redemptions or otherwise; (4) the failure to obtain additional funding from the U.S. government or our ARDP partner for the ARDP; (5) unexpected increased project costs, increasing as a result of macroeconomic factors, such as inflation and rising interest rates; (6) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete any business combination; (7) the risk that any proposed business combination disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of any proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (9) costs related to the proposed business combination; (10) changes in the applicable laws or regulations; (11) the possibility that X-energy may be adversely affected by other economic, business, and/or competitive factors; (12) the persistent impact of the global COVID-19 pandemic; (13) economic uncertainty caused by the impacts of the conflict in Russia and Ukraine and rising levels of inflation and interest rates; (14) the ability of X-energy to obtain regulatory approvals necessary for it to deploy its small modular reactors in the United States and abroad; (15) whether government funding for high assay low enriched uranium for government or commercial uses will result in adequate supply on anticipated timelines to support X-energy’s business; (16) the impact and potential extended duration of the current supply/demand imbalance in the market for low enriched uranium; (17) X-energy’s business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto; (18) X-energy’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter; and (19) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by X-energy, AAC or X-Energy, Inc. with the SEC.

The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, the proxy statement/prospectus related to the transaction, when it becomes available, and other documents filed (or to be filed) by AAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the conflict between Russia and Ukraine, rising levels of inflation and interest rates and the ongoing COVID-19 pandemic, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Investors are cautioned not to put undue reliance on forward-looking statements, and X-energy and AAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

AAC and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from AAC’s shareholders, in favor of the approval of the proposed transaction. For information regarding AAC’s directors and executive officers, please see AAC’s Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and the other documents filed (or to be filed) by AAC from time to time with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Business Combination may be obtained by reading the Registration Statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

X-energy

Investors:

XenergyIR@icrinc.com

Media:

XenergyPR@icrinc.com

Ares Acquisition Corporation

Investors:

Carl Drake and Greg Mason

+1-888-818-5298

IR@AresAcquisitionCorporation.com

Media:

Jacob Silber

+1-212-301-0376

media@aresmgmt.com